UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2026

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant’s telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	The Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On September 14, 2026, Texas Capital Bancshares, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors, notified The Nasdaq Stock Market LLC (“Nasdaq”) of its intention to voluntarily withdraw the listing of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and its 5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share (the “Preferred Stock” and together with the Common Stock, the “Equity Securities”), from Nasdaq and transfer the listing to the Texas Stock Exchange LLC (the “TXSE”). The Company expects that the listing and trading of the Equity Securities on Nasdaq will end at market close on October 7, 2026, and that trading will begin on the TXSE at market open on October 8, 2026. The Common Stock and the Preferred Stock have been approved for listing on the TXSE. The Common Stock will initially continue to trade under its current ticker symbol, “TCBI”, and the Preferred Stock will trade under its new ticker symbol, “TCBI PRB”. On November 9, 2026, the Common Stock and the Preferred Stock are expected to begin trading under the new ticker symbols “TXCP” and “TXCP PRB”, respectively.
Item 7.01.    Regulation FD Disclosure.
The Company issued the press release attached hereto as Exhibit 99.1 in connection with the transfer of the listing of its Equity Securities to the TXSE. The information furnished under this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits
99.1    Press Release dated September 14, 2026
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 14, 2026	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ J. Matthew Scurlock
J. Matthew Scurlock Chief Financial Officer